Supplement dated March 25, 2020, to the following prospectus as previously amended or supplemented:

American Beacon Sound Point Enhanced Income Fund

Prospectus dated December 27, 2019

Effective immediately, the following changes are made to the prospectus of the American Beacon Sound Point Enhanced Income Fund (the “Fund”):

I.       In the “Prospectus Summary – Risk Considerations” section, the following risk is added in alphabetical order:

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, the duration and full effects of which are still uncertain. Market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods.

II.        In the “Investment Objectives, Strategies, and Risks – Risk Considerations” section, the following risk is added in alphabetical order:

Market Disruption Risk

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises and related geopolitical events have led, and in the future may continue to lead, to instability in world economies and markets generally. This instability has disrupted, and may continue to disrupt, U.S. and world economies and markets and adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Although multiple asset classes have been and may continue to be affected by a market disruption, the duration and effects may not be the same for all types of assets. Events that have led to market disruptions include the recent pandemic spread of the novel coronavirus known as COVID-19, which has resulted in travel restrictions, closed international borders, quarantines, disruptions to supply chains and lower consumer demand. The duration and full effects of these market disruptions are still uncertain. The effect of recent efforts undertaken by the Federal Reserve System to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet known. In addition, COVID-19 could cause the need for employees and vendors at various businesses, including the Manager, the sub-advisor(s) or other service providers, to work at external locations, and extensive medical absences. Because a large epidemic may create significant market and business uncertainties and disruptions, not all events that could affect the business of the Manager, the sub-advisor(s) or other service providers can be determined and addressed in advance.

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